Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEYACT OF 2002

In connection with the accompanying Quarterly Report of Alternative Fuels Americas, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig Frank, Chief Executive Officer, President and Acting Chief Financial Officer (principal executive and financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

DATED the 23rd day of May, 2012.

ALTERNATIVE FUELS AMERICAS, INC.

By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer, President and Acting Chief Financial Officer (Principal Executive and Financial Officer)